STERLING CAPITAL FUNDS

SUPPLEMENT DATED MARCH 24, 2026

TO EACH OF THE

CLASS A AND CLASS C SHARES PROSPECTUS,

INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS,

AnD STATEMENT OF ADDITIONAL INFORMATION OF THE FUNDS

EACH DATED FEBRUARY 1, 2026, AS SUPPLEMENTED FROM TIME TO TIME

This Supplement provides new and additional information and supersedes any information to the contrary in each of the Class A and Class C Shares Prospectus (the "Retail Prospectus"), Institutional and Class R6 Shares Prospectus (the "Institutional Prospectus"), and Statement of Additional Information ("SAI") for each of the Sterling Capital Funds dated February 1, 2026, as may be supplemented from time to time.

Sterling Capital Management LLC ("Sterling Capital") serves as the investment adviser to the each of the series (the "Funds") of Sterling Capital Funds. This Supplement provides certain updated information relating to the acquisition of Sterling Capital's parent company, Guardian Capital Group Limited ("Guardian").

As previously disclosed in a supplement to the Funds' Prospectuses and Statements of Additional Information filed on September 16, 2025, on August 28, 2025, Guardian announced that it had entered into a definitive agreement with Desjardins Global Asset Management Inc. ("DGAM"), a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec ("Desjardins"), to be taken private pursuant to an arrangement whereby DGAM will purchase all of the issued and outstanding shares of Guardian, other than certain Guardian shares held by specific shareholders who entered into equity rollover agreements to exchange certain of their Guardian shares for a combination of cash and shares in the capital of DGAM (the "Transaction"). The closing of the Transaction (the "Closing") occurred on March 23, 2026.

Sterling Capital is now an indirect, wholly-owned subsidiary of Desjardins. It is anticipated that Sterling Capital will continue to operate as a standalone entity. To provide continuity and stability, Sterling Capital's team of management and senior professionals will continue servicing Sterling Capital's clients, including the Funds.

Pursuant to the requirements of the Investment Company Act of 1940 ("1940 Act") and the terms of the prior investment advisory agreement between Sterling Capital and the Sterling Capital Funds, on behalf of each Fund (the "Prior Agreement"), the Transaction resulted in the automatic termination of the Prior Agreement.

In anticipation of the termination of the Prior Agreement, the Board of Trustees of the Trust approved a new investment advisory agreement containing substantially similar terms as the current investment advisory agreement with Sterling Capital, including identical advisory fees (the "New Agreement"). At a special shareholder meeting held on February 27, 2026, shareholders of each of Sterling Capital Behavioral Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, and Sterling Capital West Virginia Intermediate Tax-Free Fund (the "Approved Funds"), approved the New Agreement with respect to each such Fund. Accordingly, the New Agreement took effect with respect to each of the Approved Funds as of the Closing.

In anticipation of the termination of the Prior Agreement, the Board of Trustees also approved an interim investment advisory agreement (the "Interim Agreement"), with respect to Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Small Cap Value Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Quality Income Fund, and Sterling Capital South Carolina Intermediate Tax-Free Fund (the "Outstanding Funds"). The Outstanding Funds did not have the necessary shareholder attendance at the February 27, 2026 special meeting to establish a quorum or consider approval of the New Agreement. The special shareholder meeting was adjourned with respect to the Outstanding Funds to permit further solicitation of proxies for each such Fund. As a result, the Interim Agreement took effect with respect to each of the Outstanding Funds as of the Closing. It is currently anticipated that a shareholder meeting will be held on or about April 10, 2026 to consider the approval of the New Agreement with respect to each Outstanding Fund. The Interim Agreement has identical advisory fees for each of the Outstanding Funds as compared to under the Prior Agreement, and has substantially similar terms and conditions to the Prior Agreement, except for: (i) the compensation earned by Sterling Capital under the Interim Agreement with respect to an Outstanding Fund will be held in an interest-bearing escrow account with the Fund's custodian pending shareholder approval of the New Agreement with respect to the Fund; (ii) the Interim Agreement will terminate with respect to an Outstanding Fund on the sooner of the effectiveness of the New Agreement with respect to that Fund or the expiration of 150 days after the date of the Closing; and (iii) certain other provisions required by Rule 15a-4 under the 1940 Act.

Retail Prospectus, Institutional Prospectus, and SAI Disclosure Updates:

In the section titled "The Investment Adviser" on page 115 of the Retail Prospectus, page 165 of the Institutional Prospectus, and page 72 of the SAI, the first three paragraphs are hereby deleted and replaced in their entirety with the following:

Sterling Capital Management LLC ("Sterling Capital" or the "Adviser") is the investment adviser for the Funds. Sterling Capital, located at 4350 Congress Street, Suite 1000, Charlotte, NC 28209, is a North Carolina limited liability company and an indirect, wholly-owned subsidiary of Fédération des caisses Desjardins du Québec ("Desjardins"). Desjardins is the largest financial cooperative in Canada and the eighth largest in the world, with assets of C$510.2 billion as of December 31, 2025. Sterling Capital manages and supervises the investment of the Funds' assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of September 30, 2025, Sterling Capital has more than $69 billion in assets under management.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.